UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

     |X|  Preliminary Information Statement

     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

     |_|  Definitive Information Statement


                                  AZONIC CORP.
                (Name of Registrant As Specified In Its Charter)

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     |_|  Fee computed on table below per  Exchange Act Rules  14c-5(g) and 0-11
          (1) Title of each class of  securities to which  transaction  applies:
          (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
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          (4) Date Filed:

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

                                  AZONIC CORP.
                             (a Nevada corporation)

                              INFORMATION STATEMENT
             Date first mailed to stockholders: February ____, 2004

                             7 Dey Street, Suite 900
                            New York, New York 10007
                          (Principal Executive Offices)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 1. Information Required by Items of Schedule 14A.

Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Azonic Corp. ("Azonic" or the "Company") in connection with the prior approval by the board of directors of Azonic, and receipt by the board of approval by written consent of the holders of a majority of Azonic's outstanding shares of common stock, of a resolution to, amend Article 5 of the Certificat of Incorporation of Azonic by increasing the number of authorized shares from 50,000,000 shares of common stock to 100,000,000 shares of common stock, all with a par value of $0.001 per share, and correspondingly increase the number of issued and outstanding shares of common stock held by each stockholder of record, on a four-for-one (4-1) forward split basis,

(the "Amendment").

Section 78.320 of the Nevada Revised Statutes and the By-laws of Azonic provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

On January 30, 2004, the board of directors of Azonic approved and recommended the Amendment. Subsequently, the holders of a majority of the voting power signed and delivered to Azonic written consents approving the Amendment, in lieu of a meeting. Since the holders of the required majority of shares of common stock have approved the Amendment, no other votes are required or necessary and no proxies are being solicited with this Information Statement.

Azonic has obtained all necessary corporate approvals in connection with the Amendment and your consent is not required and is not being solicited in connection with the approval of the Amendment. This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

This Information Statement is dated February 10, 2004 and is first being mailed to stockholders on or about February 11, 2004. Only shareholders of record at the close of business on February 10, 2004 are entitled to receive this Information Statement.

Effective Date

The Amendment will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion. The Amendment will be effective by filing a Certificate of Amendment with the Secretary of State of Nevada, and is expected to become effective on or about March 3, 2004.

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Dissenter's Rights Of Appraisal

Neither the Articles and Bylaws of Azonic nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the Amendment.

Stock Certificates

Stockholders will be required to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the Amendment with our Transfer Agent. Upon receipt of an existing stock certificate, Interwest Transfer Company, Inc. (the "Transfer Agent"), of 1981 E. Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, Utah 84117, telephone number (801) 272-9294, will issue to the stockholder a new certificate representing the aggregate number of shares of common stock, as the result of the Amendment. For example, if a stockholder owns ten shares of existing common stock as of the effective date, then that stockholder will own forty shares of common stock resulting from the Amendment, and upon the Transfer Agent's receipt of existing stock certificate representing ten shares, the Transfer Agent will issue to that stockholder a certificate representing forty shares of common stock the stockholder will be entitled to as a result of the Amendment and cancel the stock certificate representing the existing ten shares.

The certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

Voting Securities And Principal Holders Thereof

As of January 30, 2004 there are 6,000,000 shares of common stock outstanding, each of which is entitled to one vote for the purpose of approving the Amendment.

Only shareholders of record at the close of business on February 10, 2004 are entitled to receive this Information Statement.

Security   Ownership  Of  Executive   Officers,   Directors   And  Five  Percent
Stockholders

The following table sets forth certain information as of January 30, 2004 concerning the common stock owned by each officer and director of the Company, and each other person known to the Company to be the beneficial owner of more than 5% of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o Azonic Corp., 7 Dey Street, Suite 900, New York, New York 1007.

Name and Address                                                  Shares Owned    Percentage
Infinity Capital Group, Inc. (beneficially Greg Laborde) (1)       4,500,000         75%

L & M Specialties,  Inc.                                           1,200,000         20%
                                                                   ----------     ----------

All officers and directors as group (1 person):                    4,500,000         75%
                                                                   ----------     ----------
Total Shares Issued and Outstanding:                               6,000,000        100%
                                                                   ==========     ==========

(1) Mr. Laborde the sol Director/Officer of the Company owns 100% of the common stock of Infinity Capital Group, Inc. ("Infinity Capital") and he is the President, CEO and Chairman of the Board of Infinity Capital.

Reasons for the Amendment

The amendment to the Articles of Incorporation of Azonic to increase the authorized capital is being made, in part, to provide Azonic with more flexibility and opportunities to conduct equity financings.

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Item 2. Statement That Proxies Are Not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3. Interest of Certain Persons in or Opposition to Matters to Be Acted Upon

The board of directors approved the Amendment on January 30, 2004. At that time and as of the date of this Information Statement, the directors and officers of Azonic beneficially owned 4,500,000 shares of common stock of Azonic and, accordingly, had an interest in the Amendment.

Item 4. Proposals by Security Holders.

Not applicable as no proposals submitted.

Additional Information

Additional information concerning Azonic, including its annual report on Form 10-KSB for the fiscal year ended March 31, 2003, its quarterly reports on Form 10-QSB for the quarter ended June 30, 2003 and September 30, 2003, which have been filed with the Securities and Exchange Commission, may be accessed through the Edgar archives, at www.sec.gov and is incorporated herein by reference.

January 30, 2004

By Order of the Board of Directors

/s/ Greg Laborde
-----------------------------------
Greg Laborde
President and Chairman of the Board